Disclaimer

COMPUTATIONAL MATERIALS

This Series Term Sheet contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials, including without limitation the collateral tables which follow, are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. Certain mortgage loans contained in this statistical pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date. This statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

First NLC 2005-1 Preliminary Stratifications Friedman Billings Ramsey	1,242 records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	CLTV

4.501 - 5.000	1	293,600.00	0.11	5.000	649	80.00
5.001 - 5.500	19	4,614,707.42	1.68	5.351	663	79.95
5.501 - 6.000	154	41,274,701.22	15.06	5.874	676	79.64
6.001 - 6.500	252	66,716,915.11	24.34	6.348	674	79.73
6.501 - 7.000	363	83,756,419.67	30.56	6.799	664	79.68
7.001 - 7.500	214	39,006,452.87	14.23	7.301	656	79.85
7.501 - 8.000	166	28,781,953.95	10.50	7.762	646	80.17
8.001 - 8.500	47	7,301,912.06	2.66	8.219	626	81.22
8.501 - 9.000	8	845,801.14	0.31	8.776	624	81.54
9.001 - 9.500	10	934,137.34	0.34	9.261	593	85.66
9.501 - 10.000	5	399,702.13	0.15	9.715	580	83.40
10.001 - 10.500	2	110,301.25	0.04	10.296	567	84.20
11.001 - 11.500	1	48,825.00	0.02	11.150	551	90.00

Total:	1,242	274,085,429.16	100.00	6.755	664	79.84

Min: 5.000%
Max: 11.150%
Weighted Average: 6.755%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	CLTV

0.01 - 50,000.00	3	137,232.06	0.05	10.132	552	80.12
50,000.01 - 100,000.00	158	12,897,727.02	4.71	7.423	637	80.59
100,000.01 - 150,000.00	246	30,423,520.03	11.10	7.072	657	80.28
150,000.01 - 200,000.00	223	39,409,182.56	14.38	6.895	662	80.04
200,000.01 - 250,000.00	180	40,156,757.26	14.65	6.792	668	80.07
250,000.01 - 300,000.00	155	42,744,524.17	15.60	6.645	664	80.02
300,000.01 - 350,000.00	94	30,425,313.31	11.10	6.667	670	80.03
350,000.01 - 400,000.00	75	28,132,555.02	10.26	6.612	669	79.88
400,000.01 - 450,000.00	42	17,817,378.16	6.50	6.467	664	79.99
450,000.01 - 500,000.00	66	31,941,239.57	11.65	6.468	666	78.07

Total:	1,242	274,085,429.16	100.00	6.755	664	79.84

Min: $41,178.64
Max: $500,000.00
Average: $220,680.70

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Loan Type	Loans	Balance	Balance	Coupon	Score	CLTV

ARM 3/27 60 Month IO	354	97,831,363.59	35.69	6.536	670	79.56
ARM 2/28 60 Month IO	290	76,868,808.74	28.05	6.604	670	79.71
ARM 3/27	420	67,476,876.03	24.62	7.137	649	80.20
ARM 2/28	162	29,551,626.04	10.78	6.970	657	80.21
30 Year Fixed	16	2,356,754.76	0.86	7.117	684	80.96

Total:	1,242	274,085,429.16	100.00	6.755	664	79.84

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications Friedman Billings Ramsey	1,242 records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Lien Position	Loans	Balance	Balance	Coupon	Score	CLTV

1	1,242	274,085,429.16	100.00	6.755	664	79.84

Total:	1,242	274,085,429.16	100.00	6.755	664	79.84

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Remaining Term to Maturity	Mortgage	Principal	Principal	Gross	Credit	Orginal
(Months)	Loans	Balance	Balance	Coupon	Score	CLTV

349 - 360	1,242	274,085,429.16	100.00	6.755	664	79.84

Total:	1,242	274,085,429.16	100.00	6.755	664	79.84

Min: 353
Max: 360
Weighted Average: 359

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	CLTV

0	433	92,687,815.00	33.82	6.825	662	80.04
1	214	42,639,602.12	15.56	6.866	662	79.81
2	382	85,270,297.11	31.11	6.816	663	79.80
3	148	35,767,774.99	13.05	6.518	668	79.52
4	48	13,270,129.20	4.84	6.230	668	79.66
5	13	3,737,123.70	1.36	6.300	678	80.00
6	1	198,885.17	0.07	7.125	626	80.00
7	3	513,801.87	0.19	7.959	634	80.81

Total:	1,242	274,085,429.16	100.00	6.755	664	79.84

Min: 0
Max: 7
Weighted Average: 1

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Original CLTV (%)	Loans	Balance	Balance	Coupon	Score	CLTV

60.01 - 65.00	1	500,000.00	0.18	6.750	706	64.94
65.01 - 70.00	2	547,228.42	0.20	6.104	625	67.78
70.01 - 75.00	19	6,580,243.02	2.40	6.738	653	73.06
75.01 - 80.00	1,186	261,617,448.74	95.45	6.736	665	79.92
80.01 - 85.00	13	2,415,884.59	0.88	7.444	638	84.52
85.01 - 90.00	18	2,147,418.43	0.78	8.386	625	89.98
90.01 - 95.00	3	277,205.96	0.10	7.902	613	95.00

Total:	1,242	274,085,429.16	100.00	6.755	664	79.84

Min: 64.94%
Max: 95.00%
Weighted Average: 79.84%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications Friedman Billings Ramsey	1,242 records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
FICO Score	Loans	Balance	Balance	Coupon	Score	CLTV

521 - 540	3	224,665.43	0.08	9.185	537	83.08
541 - 560	9	676,815.69	0.25	8.840	552	84.52
561 - 580	9	1,243,024.96	0.45	8.042	568	83.87
581 - 600	16	2,288,171.73	0.83	7.995	593	83.11
601 - 620	141	24,388,025.54	8.90	7.062	611	79.59
621 - 640	293	61,993,815.96	22.62	6.902	631	79.77
641 - 660	237	57,652,806.23	21.03	6.728	651	79.85
661 - 680	190	46,142,829.03	16.84	6.638	670	79.87
681 - 700	137	30,014,940.71	10.95	6.609	689	79.77
701 - 720	85	19,326,697.46	7.05	6.576	710	79.17
721 - 740	60	14,134,955.27	5.16	6.401	730	80.00
741 - 760	32	8,550,160.36	3.12	6.624	749	80.39
761 - 780	17	3,876,447.39	1.41	6.460	770	79.38
781 - 800	13	3,572,073.40	1.30	6.490	788	80.49

Total:	1,242	274,085,429.16	100.00	6.755	664	79.84

Min: 532 Max: 796 Weighted Average: 664

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	CLTV

Purchase	1,055	234,953,773.94	85.72	6.765	666	79.88
Cashout	179	36,929,785.32	13.47	6.698	651	79.60
Rate/Term Refinance	8	2,201,869.90	0.80	6.665	651	80.00

Total:	1,242	274,085,429.16	100.00	6.755	664	79.84

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Property Type	Loans	Balance	Balance	Coupon	Score	CLTV

Single Family	971	216,472,721.40	78.98	6.730	661	79.84
Condo	137	26,501,125.68	9.67	6.777	667	79.95
3-4 Unit	47	13,065,384.22	4.77	7.216	679	79.70
Townhouse	65	12,451,210.35	4.54	6.692	671	80.07
Duplex	22	5,594,987.51	2.04	6.689	687	79.46

Total:	1,242	274,085,429.16	100.00	6.755	664	79.84

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Documentation Type	Loans	Balance	Balance	Coupon	Score	CLTV

NIV	874	211,217,917.36	77.06	6.797	669	79.75
Full	348	58,408,995.71	21.31	6.592	646	80.14
12 Month Bank Statements	9	1,895,370.28	0.69	6.812	645	80.00
Stated	6	1,511,998.66	0.55	6.937	683	79.75
24 Month Bank Statements	4	783,218.15	0.29	7.232	618	81.61
NINA	1	267,929.00	0.10	6.375	655	80.00

Total:	1,242	274,085,429.16	100.00	6.755	664	79.84

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications Friedman Billings Ramsey	1,242 records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Occupancy Type	Loans	Balance	Balance	Coupon	Score	CLTV

Owner Occupied	1,239	273,915,950.74	99.94	6.754	664	79.85
Non-Owner Occupied	3	169,478.42	0.06	9.164	596	73.61

Total:	1,242	274,085,429.16	100.00	6.755	664	79.84

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Loan Grade	Loans	Balance	Balance	Coupon	Score	CLTV

A	1,080	248,749,119.35	90.76	6.700	670	79.78
B	156	24,924,494.68	9.09	7.265	605	80.43
C	6	411,815.13	0.15	8.828	540	80.53

Total:	1,242	274,085,429.16	100.00	6.755	664	79.84

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	CLTV

California	492	151,653,799.22	55.33	6.558	666	79.57
Florida	223	36,155,422.11	13.19	6.963	666	80.37
Illinois	79	15,389,720.98	5.61	7.137	671	80.05
Nevada	50	10,052,548.82	3.67	6.530	667	80.00
Maryland	34	7,185,177.53	2.62	7.024	676	79.65
North Carolina	53	6,431,993.83	2.35	7.184	633	80.48
Virginia	29	6,146,342.33	2.24	6.808	674	79.75
Rhode Island	24	4,834,312.86	1.76	7.225	660	80.75
Michigan	33	4,569,017.58	1.67	7.174	645	80.04
Massachusetts	19	4,511,164.78	1.65	7.175	658	79.99
Colorado	23	3,492,528.65	1.27	6.413	651	80.06
Arizona	26	3,154,832.21	1.15	7.272	652	79.59
Washington	16	3,074,154.10	1.12	6.575	638	78.53
Tennessee	30	2,956,417.50	1.08	7.218	632	81.27
Georgia	15	2,511,180.17	0.92	7.185	644	80.40
Ohio	16	2,063,860.07	0.75	7.084	662	79.99
Pennsylvania	16	1,799,135.53	0.66	7.166	634	80.44
Indiana	18	1,660,523.85	0.61	7.556	628	81.93
Connecticut	8	1,642,781.80	0.60	7.205	671	80.00
Wisconsin	12	1,610,249.08	0.59	7.325	651	80.00
Oregon	8	1,127,120.91	0.41	6.527	689	80.00
Minnesota	4	635,842.60	0.23	7.053	634	80.65
Kentucky	4	439,473.57	0.16	7.512	604	81.63
Missouri	3	368,407.51	0.13	6.403	609	79.99
Louisiana	4	323,893.41	0.12	9.101	611	80.99
Idaho	3	295,528.16	0.11	6.895	628	80.00

Total:	1,242	274,085,429.16	100.00	6.755	664	79.84

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications Friedman Billings Ramsey	1,242 records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Prepayment Penalty Term (Years)	Loans	Balance	Balance	Coupon	Score	CLTV

0	182	32,223,822.38	11.76	7.179	662	80.07
1	67	14,158,487.39	5.17	7.013	668	80.26
2	363	87,231,209.32	31.83	6.646	665	79.82
3	630	140,471,910.07	51.25	6.700	663	79.77

Total:	1,242	274,085,429.16	100.00	6.755	664	79.84

Loans with Penalty: 88.24%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	CLTV

4.001 - 4.500	29	5,388,500.00	1.98	7.049	683	80.00
4.501 - 5.000	51	10,875,426.26	4.00	6.684	670	79.94
5.001 - 5.500	60	15,728,597.06	5.79	5.732	673	79.52
5.501 - 6.000	199	53,895,588.32	19.83	6.077	675	79.71
6.001 - 6.500	308	77,681,027.66	28.59	6.559	668	79.68
6.501 - 7.000	267	56,656,768.92	20.85	6.999	658	79.65
7.001 - 7.500	183	31,581,400.19	11.62	7.548	654	80.13
7.501 - 8.000	91	16,070,971.23	5.91	7.969	636	80.26
8.001 - 8.500	19	2,317,299.18	0.85	8.406	614	83.67
8.501 - 9.000	7	583,953.35	0.21	8.961	601	82.06
9.001 - 9.500	9	802,708.84	0.30	9.500	573	86.28
9.501 - 10.000	1	47,228.42	0.02	9.850	546	70.00
10.001 - 10.500	1	50,379.97	0.02	10.500	593	89.20
10.501 - 11.000	1	48,825.00	0.02	11.150	551	90.00

Total:	1,226	271,728,674.40	100.00	6.752	663	79.83

Min (>0): 4.500% Max: 10.900% Weighted Average (>0): 6.388%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Orginal
ARM Only	Loans	Balance	Balance	Coupon	Score	CLTV

11.501 - 12.000	1	293,600.00	0.11	5.000	649	80.00
12.001 - 12.500	19	4,614,707.42	1.70	5.351	663	79.95
12.501 - 13.000	154	41,274,701.22	15.19	5.874	676	79.64
13.001 - 13.500	250	66,158,099.81	24.35	6.349	673	79.70
13.501 - 14.000	358	83,153,183.69	30.60	6.799	664	79.68
14.001 - 14.500	210	38,376,699.39	14.12	7.301	656	79.85
14.501 - 15.000	164	28,496,353.95	10.49	7.764	646	80.17
15.001 - 15.500	47	7,301,912.06	2.69	8.219	626	81.22
15.501 - 16.000	5	566,451.14	0.21	8.825	622	81.39
16.001 - 16.500	10	934,137.34	0.34	9.261	593	85.66
16.501 - 17.000	5	399,702.13	0.15	9.715	580	83.40
17.001 - 17.500	2	110,301.25	0.04	10.296	567	84.20
18.001 - 18.500	1	48,825.00	0.02	11.150	551	90.00

Total:	1,226	271,728,674.40	100.00	6.752	663	79.83

Min: 12.000% Max: 18.150% Weighted Average: 13.752%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications Friedman Billings Ramsey	1,242 records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Orginal
ARM Only	Loans	Balance	Balance	Coupon	Score	CLTV

4.501 - 5.000	1	293,600.00	0.11	5.000	649	80.00
5.001 - 5.500	19	4,614,707.42	1.70	5.351	663	79.95
5.501 - 6.000	154	41,274,701.22	15.19	5.874	676	79.64
6.001 - 6.500	250	66,158,099.81	24.35	6.349	673	79.70
6.501 - 7.000	358	83,153,183.69	30.60	6.799	664	79.68
7.001 - 7.500	210	38,376,699.39	14.12	7.301	656	79.85
7.501 - 8.000	164	28,496,353.95	10.49	7.764	646	80.17
8.001 - 8.500	47	7,301,912.06	2.69	8.219	626	81.22
8.501 - 9.000	5	566,451.14	0.21	8.825	622	81.39
9.001 - 9.500	10	934,137.34	0.34	9.261	593	85.66
9.501 - 10.000	5	399,702.13	0.15	9.715	580	83.40
10.001 - 10.500	2	110,301.25	0.04	10.296	567	84.20
11.001 - 11.500	1	48,825.00	0.02	11.150	551	90.00

Total:	1,226	271,728,674.40	100.00	6.752	663	79.83

Min: 5.000% Max: 11.150% Weighted Average (>0): 6.752%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Orginal
ARM Only	Loans	Balance	Balance	Coupon	Score	CLTV

3.000	1,226	271,728,674.40	100.00	6.752	663	79.83

Total:	1,226	271,728,674.40	100.00	6.752	663	79.83

Min: 3.000% Max: 3.000% Weighted Average: 3.000%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Orginal
ARM Only	Loans	Balance	Balance	Coupon	Score	CLTV

1.000	1,226	271,728,674.40	100.00	6.752	663	79.83

Total:	1,226	271,728,674.40	100.00	6.752	663	79.83

Min: 1.000% Max: 1.000% Weighted Average: 1.000%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications Friedman Billings Ramsey	1,242 records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Months to Next Adjustment Date	Loans	Balance	Balance	Coupon	Score	CLTV

17	1	360,000.00	0.13	7.625	646	80.00
19	3	963,239.60	0.35	5.910	725	80.00
20	25	6,943,780.67	2.56	6.403	657	79.69
21	67	15,806,841.81	5.82	6.483	663	79.53
22	132	31,675,413.20	11.66	6.740	666	79.91
23	70	16,291,944.50	6.00	6.793	667	79.77
24	154	34,379,215.00	12.65	6.809	668	80.02
29	2	153,801.87	0.06	8.742	607	82.69
30	1	198,885.17	0.07	7.125	626	80.00
31	10	2,773,884.10	1.02	6.435	662	80.00
32	22	6,182,736.65	2.28	6.027	679	79.62
33	81	19,960,933.18	7.35	6.546	672	79.52
34	247	53,282,431.65	19.61	6.860	662	79.73
35	140	25,645,567.00	9.44	6.912	656	79.77
36	271	57,110,000.00	21.02	6.824	659	80.04

Total:	1,226	271,728,674.40	100.00	6.752	663	79.83

Weighted Average: 30

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.